Fees Summary	Aug. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,660,000.00
Previously Paid Amount	1,478.95
Total Fee Amount	1,478.95
Total Offset Amount	0.00
Net Fee	$ 0.00